UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2019

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2019, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for both member and independent directorships with four-year terms beginning on January 1, 2020. One member director and three independent directors were elected to serve on the Bank's Board of Directors. This process took place in accordance with the rules governing the election of Federal Home Loan Bank directors as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency. A description of the Bank's director election process is contained in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2019 (the "2018 10-K").

Robert M. Rigby was re-elected as a member director representing the state of Texas. Mr. Rigby serves as Regional President, Executive Vice President for Legend Bank in Fort Worth, Texas. He has served as a director of the Bank since January 2010 and as Vice Chairman of the Bank's Board of Directors since January 2015. Mr. Rigby currently serves on the Board of Directors' Risk Management Committee; Audit Committee; Compensation and Human Resources Committee; Strategic Planning, Operations and Technology Committee; Government and External Affairs Committee; Affordable Housing and Economic Development Committee; and Executive and Governance Committee (for which he serves as Vice Chairman).

Patricia P. Brister was re-elected as a public interest independent director. Ms. Brister serves as President of St. Tammany Parish in Mandeville, Louisiana and has served as an independent director of the Bank since January 2008. In addition, she served as a director of the Bank from 2002 to 2004 and was Vice Chairman of the Bank's Board of Directors in 2004. Ms. Brister currently serves on the Board of Director's Compensation and Human Resources Committee (for which she serves as Chairman), Government and External Affairs Committee, Affordable Housing and Economic Development Committee, and Executive and Governance Committee.

John P. Salazar was re-elected as an independent director. Mr. Salazar is an attorney and director with the law firm of Rodey, Dickason, Sloan, Akin & Robb, P.A., in Albuquerque, New Mexico. He has served as a director of the Bank since January 2010. Mr. Salazar currently serves on the Board of Director's Strategic Planning, Operations and Technology Committee; Government and External Affairs Committee (for which he serves as Chairman) and Executive and Governance Committee.

Finally, Margo S. Scholin was re-elected as an independent director. Ms. Scholin is a retired partner of the law firm of Baker Botts L.L.P. in Houston, Texas. She has served as a director of the Bank since April 2007. Ms. Scholin currently serves on the Board of Director's Audit Committee; Strategic Planning, Operations and Technology Committee (for which she serves as Chairman); and Executive and Governance Committee.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's 2018 10-K.

Since January 1, 2018, the Bank has not engaged in any transactions with any of the above-named persons or any members of their immediate families that require disclosure under applicable rules and regulations. There are no arrangements or understandings between any of the elected directors named above and any other persons pursuant to which that director was selected.

As a cooperative, the Bank's products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms which either are determined by competitive bidding in the case of auctions for Bank advances and deposits or are established by the Bank, including pricing and collateralization terms, under its Member Products and Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve as member directors of the Bank. The Bank's products and services are provided to such members on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank whose officers or directors do not serve as member directors of the Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02, on November 8, 2019, the Bank completed its director election process for both member and independent directorships that will commence on January 1, 2020.

Member institutions may only cast votes for a nominee or abstain from voting and may not cast votes against a nominee or indicate that they are withholding votes from a nominee.

For the member directorships commencing on January 1, 2020, there were seven nominees for one member directorship representing the state of Texas. There were no open member directorships for the states of Arkansas, Louisiana, Mississippi or New Mexico. For the three independent directorships commencing on January 1, 2020, there were three nominees. To be elected as a sole nominee for an independent directorship, a candidate must receive at least 20 percent of the number of votes eligible to be cast in the election.

There were 475 member institutions in Texas that were eligible to cast a total of 3,417,055 votes for the one member directorship representing that state, of which 114 institutions cast a total of 1,364,305 votes. Robert M. Rigby was elected to serve as a member director representing the state of Texas. The results of the election for the state of Texas were as follows:

Nominee	Member Institution	Number of Votes Received

Robert M. Rigby	Legend Bank	371,749
Regional President, Executive Vice President	Fort Worth, TX

Brett Seybold	USAA	271,222
Senior Vice President, Treasurer	San Antonio, TX

Robert S. Zearfoss	Randolph-Brooks Federal Credit Union	245,564
Executive Vice President, Chief Financial Officer	Live Oak, TX

Thomas E. Turner	The First State Bank	186,087
Chairman and Chief Executive Officer	Abernathy, TX

S. David Deanda, Jr.	Lone Star National Bank	142,120
President	Pharr, TX

Jerry Don Williams	FirstBank Southwest	102,865
CFO/Chief Operating Officer/Director	Amarillo, TX

Oscar Temblador	Spectra Bank	44,698
President and Chief Executive Officer	Fort Worth, TX

There were 810 member institutions in the Bank's five-state district that were eligible to cast a total of 5,501,177 votes for each of the three independent directorships, of which 165 institutions cast a total of 1,680,033 votes for Patricia P. Brister, 152 institutions cast a total of 1,548,820 votes for John P. Salazar and 161 institutions cast a total of 1,696,515 votes for Margo S. Scholin. Each nominee received more than 20 percent of the number of votes eligible to be cast in the election to fill the directorship for which they were nominated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

November 15, 2019	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer